UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GeoPetro Resources Company
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting
To Be Held on June 27, 2008

CONTROL NUMBER
HOLDER ACCOUNT NUMBER
ACCESS NUMBER

Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for our 2008 Annual Meeting of Shareholders are available on the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.  The proxy statement and annual report to shareholders are available at:  http://www.geopetro.com/annualmeeting.  If you want to receive a paper or e-mail copy of the proxy materials, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below before on or before June 23, 2008 to facilitate timely delivery.

The 2008 Annual Meeting of Shareholders of GeoPetro Resources Company will be held at Le Meridien, Mercantile Room, 333 Battery Street, San Francisco, California 94111, on June 27, 2008 at 10:30 a.m. Pacific Daylight Time for the following purposes:

1.	To elect directors to serve on the Board of Directors until the next annual meeting of shareholders or until their respective successors are elected and qualified;

NOMINEES: Stuart Doshi, David Creel, Chris Steinhauser, Thomas Cunningham, David Anderson, Nick DeMare, and Jeffrey Friedman

2.	To ratify the appointment of Hein & Associates, LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors of the Company recommends a vote FOR election of the seven director nominees, each for a term of one year; and FOR the ratification of the appointment of Hein & Associates, LLP as the independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2008.

You may access the following materials at http://www.geopetro.com/annualmeeting:

•      Notice of 2008 Annual Meeting of Shareholders

•      Proxy Statement

•      Annual Report on Form 10-K for the year ended December 31, 2007

•      Form of Proxy Card

If you would like to request a proxy card, or if you prefer a paper or email copy of the proxy materials, you may request a copy by sending an e-mail to service@computershare.com, calling 1-800-564-6253, or by making a request online at http://www.computershare.com.  You will have the opportunity to make a request to receive paper or e-mail copies of proxy materials for all future meetings or only for the 2008 Annual Meeting of Shareholders.

TO VOTE, PLEASE FOLLOW THE INSTRUCTIONS ON THE NEXT PAGE.

TO VOTE:

ONLINE: To access your online proxy card, please visit www.investorvote.com and follow the on-screen instructions. You may enter your voting instructions at www.investorvote.com up until 11:55 PM Pacific Daylight Time, June 25, 2008.

-OR

IN PERSON: You may vote your shares in person by attending the Annual Meeting.  To obtain directions to be able to attend the Annual Meeting and vote in person, please visit www.geopetro.com/annualmeeting.

-OR
MAIL: You may request a proxy card by following the telephone, email, or web site instructions above.

Follow the instructions above to review the materials and vote online or request printed copies.  The items to be voted on are listed above.